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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-33874) of NetGenesis Corp. of our report dated January 24, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Boston, Massachusetts
April 2, 2001